Exhibit 10.27

WEST COAST BANCORP
EXECUTIVES’ DEFERRED COMPENSATION PLAN
(Interim Plan Document for Operational Compliance with the
American Jobs Creation Act)

Effective as of January 1, 2005

1.

PURPOSE.  The purpose of this interim plan document is to provide the documentation demonstrating the good faith compliance by West Coast Bancorp (“Bancorp”) with the requirements of the American Jobs Creation Act (the “Act”), pending the issuance of guidance by the Department of the Treasury and the Internal Revenue Service regarding the specific plan language required for compliance with the Act. Bancorp intends to supplant this interim plan document with a formal, permanent plan document following the issuance of that guidance.  Bancorp intends to adopt the formal, permanent plan document within the amendment compliance period that may be announced by the Department of the Treasury or the Internal Revenue Service.

2.	EFFECTIVE DATE. This interim plan document will be effective January 1, 2005, with respect to amounts deferred after December 31, 2004.

3.

GENERAL TERMS AND CONDITIONS.  This interim document incorporates by reference the terms and conditions of the West Coast Bancorp Executives’ Deferred Compensation Plan as adopted January 1, 1996, and as amended through Amendment No. 3 (the “1996 Plan”), to the extent those terms and conditions are consistent with the Act, except that the provisions of the following sections shall supersede any provisions of the 1996 Plan to the contrary.

4.	DEFERRALS OF PERFORMANCE-BASED COMPENSATION.

(a)

Elections to defer performance-based compensation (as defined under regulations or other guidance issued under the Act) shall be made no later than six months before the end of the compensation computation period (which shall be a period of at least 12 months).

(b) This section will also apply to commissions to the extent required by regulations or other guidance issued under the Act.

5.

MODIFICATION OF DEFERRAL ELECTIONS.  Except to the extent provided under regulations or other guidance issued under the Act and as allowed in a plan amendment or policies and procedures adopted by the Plan Administrator, deferral elections may not be modified or revoked.

6.

TIME FOR PAYMENT.  A Participant may elect, on an enrollment form, either a specific date or a fixed schedule of payments starting on a specified date on which distribution of the Participant’s Account is to be made after the close of the calendar quarter in which the Participant terminates employment.  However, if the amount of the payment cannot be determined by the date payment is due, payment shall commence no later than 60 days after the amount is ascertained.

7.	ELECTION OF FORM OF PAYMENT. Participants shall elect the form of payment of their benefits on their enrollment forms.

8.	CHANGES IN TIME OR FORM OF PAYMENT. Participants may change the time or form of payment they have selected upon the following conditions:

	(a)	The change cannot take effect for at least 12 months after filing the election change form required by the Plan Administrator;

	(b)	If a Participant wants to change the specific date on which a payment is to be made, the Participant must file the required election change form at least 12 months in advance of that date; and

	(c)	The Participant must elect to delay the payment for at least five years from the original payment date (except in the case of death, disability or a financial hardship withdrawal).

9.

DISTRIBUTIONS TO KEY EMPLOYEES.  A distribution to a “key employee” (as defined in Code § 416(i)) shall not be made before the date which is six months after the date of the key employee’s “separation from service” (as defined under regulations or other guidance issued under the Act), or, if earlier, the date of the key employee’s death.

10.

NO ACCELERATION OF BENEFITS.  Neither the time nor the schedule of any payment under the Plan may be accelerated except to the extent provided under regulations or other guidance issued under the Act and as allowed in a plan amendment or policies and procedures adopted by the Plan Administrator.

11.

AMENDMENT AUTHORITY.  The Plan Administrator shall have the amendment authority with respect to this Plan as it was granted with respect to the 1996 Plan under Paragraph Five, subparagraph (b) of Amendment No. 4 to the 1996 Plan.

WEST COAST BANCORP

By:

Robert D. Sznewajs, President and CEO

Dated:	December 14, 2004

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